CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports dated:

o January 28, 1994, with respect to the financial statements of Pittsburgh Cellular Telephone Company.

o January 28, 1994, with respect to the financial statements of Pittsburgh Cellular Telephone Company included in the combined 1993 financial statements of Bay Area Cellular Telephone Company and
  Pittsburgh Cellular Telephone Company.

o January 29, 1993, with respect to the financial statements of Pittsburgh Cellular Telephone Company included in the combined 1992 and 1991 financial statements of Bay Area Cellular Telephone
  Company, Pittsburgh Cellular Telephone Company and Buffalo Telephone
  Company.

o January 28, 1994, with respect to the financial statements of
  Pittsburgh Cellular Telephone Company included in the 1993 Form 10-K of Associated Communications Corporation as amended by Form 10-K/A
  on July   , 1994, incorporated by reference.

o January 29, 1993, with respect to the financial statements of Pittsburgh Cellular Telephone Company included in the combined 1992 and 1991 financial statements of Bay Area Cellular Telephone Company, Pittsburgh Cellular Telephone Company and Buffalo Telephone Company included in the 1993 Form 10-K of Associated Communications Corporation, as amended by Form 10-K/A on July , 1994, incorporated by reference.

o January 28, 1994, with respect to the financial statements of Pittsburgh Cellular Telephone Company included in the combined 1993 financial statements of Bay Area Cellular Telephone Company, Pittsburgh Cellular Telephone Company and Grupo Portatel, S.A. de C.V. and Subsidiaries included in the 1993 Form 10-K of Associated
  Communications Corporation, as amended by Form 10-K/A on July   ,
  1994, incorporated by reference.

and to all references to our Firm included in the Proxy Statement of Associated Communications Corporation (Associated) which is made as part of the Registration Statement on Form S-4 and Prospectus of Southwestern Bell Corporation dated July 29, 1994, prepared pursuant to the Agreement and Plan of Merger between Associated and Southwestern Bell Corporation.

Seattle, Washington,
July 27, 1994